Exhibit 32.1

Certification of Co-Chief Executive Officer Pursuant to 18 U.S.C. Section 1350,

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act

In connection with the Quarterly Report on Form 10-Q/A for the quarterly period ended June 30, 2022, as filed by Eve Holding, Inc. with the Securities and Exchange Commission on the date hereof (the “Report”), Gerard J. DeMuro, Co-Chief Executive Officer, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Eve Holding, Inc.

Date: December 7, 2022

/s/ Gerard J. DeMuro
Gerard J. DeMuro
Co-Chief Executive Officer (Principal Executive Officer)